UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

XOMA CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310, Emeryville, California 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 204-7200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0075 par value per share	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of XOMA Corporation Amended and Restated 2010 Long Term Incentive and Stock Award Plan

The 2023 Annual Meeting of Stockholders of XOMA Corporation (the “Company”) was held on May 17, 2023 in a virtual meeting format, pursuant to notice duly given (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved the amendment of the Company’s Amended and Restated 2010 Long Term Incentive and Stock Award Plan (the “Plan”) to increase the aggregate number of shares of common stock authorized for issuance under the Plan by 709,000 shares. A summary of the Plan is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 4, 2023 (the “Proxy Statement”).

Approval of Form of Performance Unit Agreement

On May 17, 2023, the Compensation Committee of the Company’s Board of Directors (the “Board”) approved a form of Performance Unit Agreement pursuant to the authority set forth in the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Proxies for the Annual Meeting were solicited by the Board pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. Only stockholders of record as of the close of business on March 20, 2023 were entitled to vote at the Annual Meeting. As of March 20, 2023, 11,460,968 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting, of which 7,829,213 shares of common stock of the Company were represented, virtually or by proxy, constituting a quorum. The final results of the stockholder vote on each proposal brought before the Annual Meeting were as follows:

(a) Proposal 1. Each of the seven nominees for election to the Board was elected to serve for a one-year term based upon the following votes:

NAME	FOR	WITHHELD	BROKER NON-VOTE
Heather L. Franklin	7,068,387	14,235	746,591
Natasha Hernday	6,964,733	117,889	746,591
Owen Hughes	7,008,612	74,010	746,591
Barbara Kosacz	6,982,517	100,105	746,591
Joseph M. Limber	7,066,870	15,752	746,591
Matthew D. Perry	7,071,311	11,311	746,591
Jack L. Wyszomierski	6,914,994	167,628	746,591

(b) Proposal 2. The stockholders approved an amendment of the Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder by 709,000 shares based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,918,099	161,547	2,976	746,591

(c) Proposal 3. The stockholders approved the ratification of Deloitte & Touche LLP to act as the Company’s independent registered public accounting firm for the 2023 fiscal year based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,787,958	14,671	26,584	N/A

(d) Proposal 4. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,449,602	622,941	10,079	746,591

(e) Proposal 5. The stockholders approved, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers based upon the following votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
2,665,978	34,513	4,367,361	14,770	746,591

In light of the vote of the stockholders on this proposal and consistent with the Board’s recommendation, the Company will continue to include a non-binding stockholder advisory vote to approve the compensation of its named executive officers in its proxy materials every three years. The Company will hold such tri-annual advisory votes until the next required vote on the frequency of stockholder votes on named executive officer compensation. The Company is required to hold votes on the frequency of holding future non-binding advisory votes on executive compensation every six calendar years.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Document

10.1	Form of Performance Unit Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA CORPORATION

Date: May 18, 2023	By:	/s/ THOMAS BURNS
Thomas Burns
Senior Vice President, Finance and Chief Financial Officer